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Certificate of Accuracy
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Job Number:	46678

Job Name:	John Hancock

Job Description:	Lifestyle Portfolios Prospectus 5-1-12

Language from:	English into: Spanish

Date: 4 June 2012	/s/ Mark Pavlik

Mark Pavlik
Project Coordinator
STATE OF NEW YORK, COUNTY OF KINGS
Subscribed and sworn to before me this 4th day of June in the year 2012
Notary Public
ALBERT CASTRO
Notary Public, State of New York
NO. 01CA6067878
Qualified in Kings County
Commission Expires 04-05-2014

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